NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr.
pcusick@century-bank.com

Phone:	781-393-4601

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS FOURTH QUARTER RESULTS
AND DECLARES QUARTERLY DIVIDEND
Medford, MA, January 17, 2006—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,271,000, or $0.23 per share diluted, for the fourth quarter ended December 31, 2005, compared to net income of $2,027,000, or $0.37 per share diluted, for the fourth quarter of 2004. For the entire year 2005, net income totaled $6,880,000, or $1.24 per share diluted, compared to net income of $8,881,000, or $1.60 per share diluted, for the same period a year ago.
Net interest income totaled $40.0 million for the year ended December 31, 2005, versus $41.4 million for the same period in 2004. The 3.4% decrease in net interest income for the period is mainly due to a decrease of seventeen basis points in the net interest margin, which was partially offset by a $43.0 million, or 2.9%, increase in average earnings assets.
At December 31, 2005, total equity was $103.2 million compared to $104.8 million at December 31, 2004. Century’s leverage ratio stood at 8.58% on December 31, 2005, compared to 8.27% for the same period a year ago. Book value as of December 31, 2005 was $18.64 per share compared to $18.93 for the same period last year.
Century’s allowance for loan losses was $9.3 million, or 1.35% of loans outstanding at the end of the fourth quarter, compared to $9.0 million, or 1.55% of loans outstanding at December 31, 2004. Non-performing assets totaled $0.9 million at December 31, 2005, compared to $1.3 million at the end of the previous quarter and $0.6 million at December 31, 2004.
Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable February 15, 2006 to stockholders of record on February 1, 2006.
-more-

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-three full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
December 31, 2005 and 2004 (000’s)

	December 31,	December 31,
Assets	2005	2004
Cash and Due From Banks	$47,626	$36,209
Federal Funds Sold and Interest-bearing Deposits In Other Banks	105,053	202,026

Securities Available-For-Sale (AFS)	532,982	609,806

Securities Held-to-Maturity	286,578	345,369

Loans:
Commercial & Industrial	94,139	71,962
Construction & Land Development	58,846	51,918
Commercial Real Estate	302,279	258,524
Residential Real Estate	146,355	118,223
Consumer and Other	11,316	9,419
Home Equity	76,710	69,957

Total Loans	689,645	580,003
Less: Allowance for Loan Losses	9,340	9,001

Net Loans	680,305	571,002

Bank Premises and Equipment	25,228	26,265
Accrued Interest Receivable	7,127	6,800
Goodwill	2,714	2,714
Core Deposit Intangible	2,447	2,834
Other Assets	38,709	30,676

Total Assets	$1,728,769	$1,833,701

Liabilities
Demand Deposits	$296,696	$280,871

Interest Bearing Deposits:
Savings and NOW Deposits	239,326	268,317
Money Market Accounts	279,245	485,006
Time Deposits	401,773	359,816

Total Interest Bearing	920,344	1,113,139

Total Deposits	1,217,040	1,394,010

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	50,010	38,650
Federal Home Loan Bank Advances and Other Borrowed Funds	304,722	214,906

Total Borrowed Funds	354,732	253,556

Other Liabilities	17,713	15,640
Subordinated Debentures	36,083	65,722

Total Liabilities	1,625,568	1,728,928

Total Stockholders’ Equity	103,201	104,773

Total Liabilities & Stockholders’ Equity	$1,728,769	$1,833,701

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year-to-date ending
December 31, 2005 and 2004 (000’s)

	Quarter		Year-to-date
	2005	2004	2005	2004
	(unaudited)
Interest Income:
Loans	$11,374	$8,865	$41,274	$33,384
Securities Held-to-Maturity	2,678	3,351	11,635	12,296
Securities Available-for-Sale	4,711	4,293	19,540	18,529
Federal Funds Sold and Interest-bearing Deposits In Other Banks	25	383	362	824

Total Interest Income	18,788	16,892	72,811	65,033

Interest Expense:
Savings and NOW Deposits	889	545	3,552	2,268
Money Market Accounts	1,652	1,459	7,018	5,010
Time Deposits	2,612	1,964	8,835	6,833
Securities Sold Under Agreements to Repurchase	358	101	813	331
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	3,910	2,509	12,602	9,204

Total Interest Expense	9,421	6,578	32,820	23,646

Net Interest Income	9,367	10,314	39,991	41,387

Provision For Loan Losses	150	150	600	300

Net Interest Income After Provision for Loan Losses	9,217	10,164	39,391	41,087

Other Operating Income
Service Charges on Deposit Accounts	1,400	1,356	5,846	5,271
Lockbox Fees	668	673	2,807	2,950
Brokerage Commissions	64	198	462	670
Net (Losses) Gains on Sales of Securities	0	(212)	0	(91)
Other Income	501	417	1,858	1,631

Total Other Operating Income	2,633	2,432	10,973	10,431

Operating Expenses
Salaries	4,754	4,637	18,679	17,752
Employee Benefits	1,325	1,085	5,518	5,514
Occupancy	995	667	3,798	2,997
Equipment	758	598	2,987	2,380
Other	2,269	2,465	9,336	9,020

Total Operating Expenses	10,101	9,452	40,318	37,663

Income Before Income Taxes	1,749	3,144	10,046	13,855

Income Tax Expense Provision for Income Taxes	478	1,117	3,166	4,974

Total Income Tax Expense	478	1,117	3,166	4,974

Net Income	$1,271	$2,027	$6,880	$8,881

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
December 31, 2005 and 2004 (000’s)

	December 31,	December 31,
Assets	2005	2004
Cash and Due From Banks	$53,887	$57,965
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	15,897	69,712

Securities Available-For-Sale (AFS)	581,007	570,996
Securities Held-to-Maturity	311,738	319,860

Total Loans	641,103	546,147
Less: Allowance for Loan Losses	9,353	8,813

Net Loans	631,750	537,334

Bank Premises and Equipment	26,216	23,863
Accrued Interest Receivable	7,516	7,751
Goodwill	2,714	2,714
Core Deposit Intangible	2,644	3,033
Other Assets	25,348	24,980

Total Assets	$1,658,717	$1,618,208

Liabilities
Demand Deposits	$283,876	$279,361

Interest Bearing Deposits:
Savings and NOW Deposits	313,147	329,261
Money Market Accounts	366,622	412,220
Time Deposits	265,310	242,791

Total Interest Bearing	945,079	984,272

Total Deposits	1,228,955	1,263,633

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	39,746	40,937
Federal Home Loan Bank Advances and Other Borrowed Funds	232,064	162,327

Total Borrowed Funds	271,810	203,264

Other Liabilities	16,463	15,511
Subordinated Debentures	36,814	32,605

Total Liabilities	1,554,042	1,515,013

Total Stockholders’ Equity	104,675	103,195

Total Liabilities & Stockholders’ Equity	$1,658,717	$1,618,208

Total Average Earning Assets — QTD	$1,533,646	$1,541,160

Total Average Earning Assets — YTD	$1,549,745	$1,506,715

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
December 31, 2005 and 2004
(dollars in thousands, except share data)

	2005	2004
Performance Measures:

Earnings per average share, basic, quarter	$0.23	$0.37
Earnings per average share, diluted, quarter	$0.23	$0.37
Earnings per average share, basic , year-to-date	$1.24	$1.61
Earnings per average share, diluted, year-to-date	$1.24	$1.60
Return on average assets, year-to-date	0.41%	0.55%
Return on average stockholders’ equity, year-to-date	6.57%	8.61%
Net interest margin (taxable equivalent), quarter	2.44%	2.67%
Net interest margin (taxable equivalent), year-to-date	2.58%	2.75%
Efficiency ratio, year-to-date	79.1%	72.7%
Book value per share	$18.64	$18.93
Tangible book value per share	$17.71	$17.93
Tangible capital/tangible assets	5.69%	5.43%

Common Share Data:
Average shares outstanding, basic, quarter	5,535,442	5,528,008
Average shares outstanding, basic, year-to-date	5,535,202	5,526,202
Average shares outstanding, diluted, quarter	5,548,548	5,547,913
Average shares outstanding, diluted, year-to-date	5,548,467	5,553,197

Shares outstanding Class A	3,453,202	3,434,448
Shares outstanding Class B	2,082,240	2,099,640

Total shares outstanding	5,535,442	5,534,088

Assets Quality and Other Data:

Allowance for loan losses/loans	1.35%	1.55%
Nonaccrual loans	$949	$628
Nonperforming assets	$949	$628
Loans 90 days past due and still accruing	$0	$160
Net charge-offs (recoveries)	$261	$68

Leverage ratio	8.58%	8.27%
Tier 1 risk weighted capital ratio	15.46%	15.69%
Total risk weighted capital ratio	16.48%	20.14%
Total risk weighted assets	$913,853	$868,788